Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694	$3,736	$13,430			(30)%	(15)%	(3)%	(2)%
US	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453	2,591	6,044	1,985	8,029			(43)%	(22)%	—	—
Europe	868	954	1,822	916	2,738	929	3,667	883	865	1,748	800	2,548			(13)%	(7)%	(11)%	(8)%
JPAC	449	462	911	464	1,375	487	1,862	413	430	843	438	1,281			(6)%	(7)%	(2)%	(1)%
Intercon	214	220	434	230	664	230	894	220	226	446	208	654			(10)%	(2)%	(6)%	(5)%
Emerging Markets	206	215	421	238	659	228	887	202	254	456	230	686			(3)%	4%	(5)%	(4)%
Other	24	21	45	20	65	24	89	80	77	157	75	232			*	*	—	—

% of Total Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—	—
US	64.9%	65.5%	65.2%	65.1%	65.2%	65.2%	65.2%	65.8%	58.3%	62.3%	53.1%	59.8%			(1200)	(540)
Europe	17.3%	17.6%	17.4%	17.1%	17.3%	17.0%	17.2%	16.8%	19.5%	18.1%	21.4%	19.0%			430	170
JPAC	9.0%	8.5%	8.7%	8.7%	8.7%	8.9%	8.8%	7.9%	9.7%	8.7%	11.7%	9.5%			300	80
Intercon	4.3%	4.0%	4.2%	4.3%	4.2%	4.2%	4.2%	4.2%	5.1%	4.6%	5.6%	4.9%			130	70
Emerging Markets	4.0%	4.0%	4.0%	4.4%	4.2%	4.2%	4.2%	3.8%	5.7%	4.7%	6.2%	5.1%			180	90
Other	0.5%	0.4%	0.5%	0.4%	0.4%	0.5%	0.4%	1.5%	1.7%	1.6%	2.0%	1.7%			160	130

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED SEPTEMBER 30, 2012

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US	$1,985	$4 3,477	(43)%	(45)%	2%	—
Europe	800	916	(13)%	2%	(4)%	(11)%
JPAC	438	464	(6)%	—	(4)%	(2)%
Intercon	208	230	(10)%	(4)%	—	(6)%
Emerging Markets	230	238	(3)%	2%	—	(5)%
Other	75	20	*	N/A	N/A	—

Total	$3,736	$5,345	(30)%	(28)%	1%	(3)%

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US	$8,029	$10,289	(22)%	(28)%	6%	—
Europe	2,548	2,738	(7)%	4%	(3)%	(8)%
JPAC	1,281	1,375	(7)%	(3)%	(3)%	(1)%
Intercon	654	664	(2)%	1%	2%	(5)%
Emerging Markets	686	659	4%	9%	(1)%	(4)%
Other	232	65	*	N/A	N/A	—

Total	$13,430	$15,790	(15)%	(16)%	3%	(2)%

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694	$3,736	$13,430			(30)%	(15)%

Cost of products sold	1,343	1,481	2,824	1,407	4,231	1,367	5,598	1,303	1,245	2,548	987	3,535			(30)%	(16)%
Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006	1,071	3,077			5%	3%
Advertising and product promotion	214	253	467	205	672	285	957	194	224	418	167	585			(19)%	(13)%
Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871	951	2,822			(2)%	—
Impairment charge for BMS-986094 intangible asset	—	—	—	—	—	—	—	—	—	—	1,830	1,830			—	—
Provision for restructuring	44	40	84	8	92	24	116	22	20	42	29	71			*	(23)%
Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)	—	(172)	50	(122)			—	—
Equity in net income of affiliates	(82)	(62)	(144)	(71)	(215)	(66)	(281)	(57)	(53)	(110)	(40)	(150)			(44)%	(30)%
Other (income)/expense	(138)	(31)	(169)	(26)	(195)	26	(169)	23	(18)	5	(50)	(45)			92%	(77)%

Total expenses	3,244	3,644	6,888	3,515	10,403	3,860	14,263	3,224	3,384	6,608	4,995	11,603			42%	12%

Earnings/(Loss) from Operations Before Income Taxes	$1,767	$1,790	$3,557	$1,830	$5,387	$1,594	$6,981	$2,027	$1,059	$3,086	($1,259)	$1,827			*	(66)%
Provision for/(benefit from) income taxes	400	483	883	475	1,358	363	1,721	545	251	796	(546)	250			*	(82)%

Net Earnings/(Loss) from Operations	$1,367	$1,307	$2,674	$1,355	$4,029	$1,231	$5,260	$1,482	$808	$2,290	($713)	$1,577			*	(61)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	381	405	786	386	1,172	379	1,551	381	163	544	(2)	542			*	(54)%

Net Earnings/(Loss) from Operations Attributable to BMS	$986	$902	$1,888	$969	$2,857	$852	$3,709	$1,101	$645	$1,746	($711)	$1,035			*	(64)%

Earnings attributable to unvested restricted shares	(2)	(2)	(4)	(2)	(6)	(1)	(8)	(1)	—	(2)	—	(1)			(100)%	(83)%

Net Earnings/(Loss) used for Diluted EPS Calculation	$984	$900	$1,884	$967	$2,851	$851	$3,701	$1,100	$645	$1,744	($711)	$1,034			*	(64)%

Diluted Earnings/(Loss) Attributable to BMS per Common Share **	$0.57	$0.52	$1.10	$0.56	$1.66	$0.50	$2.16	$0.64	$0.38	$1.02	($0.43)	$0.61			*	(63)%

Average Common Shares Outstanding - Diluted	1,714	1,722	1,718	1,715	1,717	1,712	1,717	1,706	1,701	1,704	1,666	1,697			(3)%	(1)%
Dividends declared per common share	$0.33	$0.33	$0.66	$0.33	$0.99	$0.34	$1.33	$0.34	$0.34	$0.68	$0.34	$1.02			3%	3%

% of Net Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	73.2%	72.7%	73.0%	73.7%	73.2%	74.9%	73.6%	75.2%	72.0%	73.7%	73.6%	73.7%			(10)	50

Cost of products sold	26.8%	27.3%	27.0%	26.3%	26.8%	25.1%	26.4%	24.8%	28.0%	26.3%	26.4%	26.3%			10	(50)
Marketing, selling and administrative	18.5%	19.1%	18.8%	19.1%	18.9%	22.3%	19.8%	19.1%	22.6%	20.7%	28.7%	22.9%			960	400
Advertising and product promotion	4.3%	4.7%	4.5%	3.8%	4.3%	5.2%	4.5%	3.7%	5.0%	4.3%	4.5%	4.4%			70	10
Research and development	18.7%	17.0%	17.8%	18.2%	17.9%	18.5%	18.1%	17.3%	21.7%	19.3%	25.5%	21.0%			730	310
Total expenses	64.7%	67.1%	65.9%	65.8%	65.9%	70.8%	67.1%	61.4%	76.2%	68.2%	*	86.4%			6,790	2,050

Earnings/ (Loss) from Operations Before Income Taxes	35.3%	32.9%	34.1%	34.2%	34.1%	29.2%	32.9%	38.6%	23.8%	31.8%	(33.7)%	13.6%			(6,790)	(2,050)
Net Earnings/ (Loss) from Operations Attributable to BMS	19.7%	16.6%	18.1%	18.1%	18.1%	15.6%	17.5%	21.0%	14.5%	18.0%	(19)%	7.7%			(3,710)	(1,040)

Other Ratios
Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%	43.4%	13.7%			1,740	(1,150)

Other (Income)/Expense	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$31	$32	$63	$40	$103	$42	$145	$42	$41	$83	$48	$131			20%	27%
Investment income	(21)	(25)	(46)	(23)	(69)	(22)	(91)	(36)	(22)	(58)	(27)	(85)			17%	23%
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	38	—	38	—	38			—	—
Gain on sale of product lines, businesses and assets	(9)	(2)	(11)	(25)	(36)	(1)	(37)	—	(3)	(3)	—	(3)			(100%)	(92)%
Other income from alliance partners	(22)	(41)	(63)	(44)	(107)	(33)	(140)	(46)	(83)	(129)	(96)	(225)			*	*
Pension curtailments and settlements	(3)	—	(3)	2	(1)	11	10	—	—	—	3	3			50%	*
Litigation charges/(recoveries)	(102)	(4)	(106)	1	(105)	80	(25)	—	22	22	—	22			(100%)	*
Product liability charges	26	—	26	10	36	(5)	31	—	—	—	—	—			(100%)	(100%)
Other	(38)	9	(29)	13	(16)	(46)	(62)	25	27	52	22	74			69%	*

	($138)	($31)	($169)	($26)	($195)	$26	($169)	$23	($18)	$5	($50)	($45)			92%	(77)%

*	in excess of +/- 100%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$3,736	$5,345	(1,609)	(30)%	($140)	$3,876	(3)%	(27)%

Gross profit	2,749	3,938	(1,189)	(30)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	2,803	3,957	(1,154)	(29)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	75.0%	74.0%

Marketing, selling and administrative	1,071	1,019	52	5%	37	1,108	4%	9%
Marketing, selling and administrative excluding specified items (a)	1,001	1,014	(13)	(1)%	39	1,040	4%	3%

Advertising and product promotion	167	205	(38)	(19)%	4	171	3%	(16)%

SG&A excluding specified items as a % of sales	31.3%	22.8%

Research and development	951	973	(22)	(2)%	10	961	1%	(1)%
Research and development excluding specified items (a)	903	891	12	1%	14	917	2%	3%

Research and development excluding specified items as a % of sales	24.2%	16.7%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$13,430	$15,790	(2,360)	(15)%	($313)	$13,743	(2)%	(13)%
Gross profit	9,895	11,559	(1,664)	(14)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	10,096	11,619	(1,523)	(13)%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of sales	75.2%	73.6%
Marketing, selling and administrative	3,077	2,987	90	3%	85	3,162	3%	6%
Marketing, selling and administrative excluding specified items (a)	2,994	2,968	26	1%	87	3,081	3%	4%

Advertising and product promotion	585	672	(87)	(13)%	15	600	2%	(11)%

SG&A excluding specified items as a % of sales	26.6%	23.1%

Research and development	2,822	2,831	(9)	—	31	2,853	1%	1%
Research and development excluding specified items (a)	2,671	2,596	75	3%	38	2,709	1%	4%

Research and development excluding specified items as a % of sales	19.9%	16.4%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	64	1,788	(1,724)	(96)%	(1)	65	—	(96)%
Avapro/Avalide	95	216	(121)	(56)%	(6)	101	(3)%	(53)%
Eliquis	—	—	—	N/A	(1)	1	N/A	N/A
Abilify	676	691	(15)	(2)%	(19)	695	(2)%	—
Reyataz	363	391	(28)	(7)%	(17)	380	(4)%	(3)%
Sustiva Franchise	370	359	11	3%	(12)	382	(3)%	6%
Baraclude	346	311	35	11%	(10)	356	(4)%	15%
Erbitux	173	172	1	1%	1	172	1%	—
Sprycel	263	211	52	25%	(13)	276	(6)%	31%
Yervoy	179	121	58	48%	(6)	185	(5)%	53%
Orencia	307	233	74	32%	(7)	314	(3)%	35%
Nulojix	3	—	3	—	—	3	—	—
Onglyza/Kombiglyze	178	127	51	40%	(4)	182	(3)%	43%
Byetta	55	—	55	N/A	—	55	N/A	N/A
Bydureon	20	—	20	N/A	—	20	N/A	N/A

Mature Products and All Other	644	725	(81)	(11)%	(45)	689	(6)%	(5)%

Total	3,736	5,345	(1,609)	(30)%	(140)	3,876	(3)%	(27)%

Total excluding Plavix and Avapro/Avalide	3,577	3,341	236	7%	(133)	3,710	(4)%	11%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	2,498	5,415	(2,917)	(54)%	(3)	2,501	—	(54)%
Avapro/Avalide	419	757	(338)	(45)%	(13)	432	(2)%	(43)%
Eliquis	1	—	1	N/A	—	1	N/A	N/A
Abilify	2,008	2,021	(13)	(1)%	(47)	2,055	(3)%	2%
Reyataz	1,127	1,153	(26)	(2)%	(41)	1,168	(3)%	1%
Sustiva Franchise	1,144	1,073	71	7%	(28)	1,172	(2)%	9%
Baraclude	1,028	878	150	17%	(20)	1,048	(2)%	19%
Erbitux	531	510	21	4%	—	531	—	4%
Sprycel	738	576	162	28%	(27)	765	(5)%	33%
Yervoy	495	216	279	*	(13)	508	(6)%	*
Orencia	851	660	191	29%	(15)	866	(2)%	31%
Nulojix	7	2	5	*	—	7	—	*
Onglyza/Kombiglyze	511	320	191	60%	(11)	522	(3)%	63%
Byetta	55	—	55	N/A	—	55	N/A	N/A
Bydureon	20	—	20	N/A	—	20	N/A	N/A

Mature Products and All Other	1,997	2,209	(212)	(10)%	(95)	2,092	(5)%	(5)%

Total	13,430	15,790	(2,360)	(15)%	(313)	13,743	(2)%	(13)%

Total excluding Plavix and Avapro/Avalide	10,513	9,618	895	9%	(297)	10,810	(3)%	12%

*	In excess of +/- 100%
**	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	5,011	5,434	10,445	5,345	15,790	5,454	21,244	5,251	4,443	9,694	3,736	13,430			(30)%	(15)%	(3)%	(2)%

Key Products
Plavix	1,762	1,865	3,627	1,788	5,415	1,672	7,087	1,693	741	2,434	64	2,498			(96)%	(54)%	—	—
Avapro/Avalide	290	251	541	216	757	195	952	207	117	324	95	419			(56)%	(45)%	(3)%	(2)%
Eliquis	—	—	—	—	—	—	—	—	1	1	—	1			N/A	N/A	N/A	N/A
Abilify (a)	624	706	1,330	691	2,021	737	2,758	621	711	1,332	676	2,008			(2)%	(1)%	(2)%	(3)%
Reyataz	366	396	762	391	1,153	416	1,569	358	406	764	363	1,127			(7)%	(2)%	(4)%	(3)%
Sustiva Franchise (b)	343	371	714	359	1,073	412	1,485	386	388	774	370	1,144			3%	7%	(3)%	(2)%
Baraclude	275	292	567	311	878	318	1,196	325	357	682	346	1,028			11%	17%	(4)%	(2)%
Erbitux	165	173	338	172	510	181	691	179	179	358	173	531			1%	4%	1%	—
Sprycel	172	193	365	211	576	227	803	231	244	475	263	738			25%	28%	(6)%	(5)%
Yervoy	—	95	95	121	216	144	360	154	162	316	179	495			48%	*	(5)%	(6)%
Orencia (c)	199	228	427	233	660	257	917	254	290	544	307	851			32%	29%	(3)%	(2)%
Nulojix	—	2	2	—	2	1	3	1	3	4	3	7			—	*	—	—
Onglyza/Kombiglyze (d)	81	112	193	127	320	153	473	161	172	333	178	511			40%	60%	(3)%	(3)%
Byetta	—	—	—	—	—	—	—	—	—	—	55	55			N/A	N/A	N/A	N/A
Bydureon	—	—	—	—	—	—	—	—	—	—	20	20			N/A	N/A	N/A	N/A

Mature Products and All Other (e)	734	750	1,484	725	2,209	741	2,950	681	672	1,353	644	1,997			(11)%	(10)%	(6)%	(5)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Net Sales by Therapeutic Area:
Cardiovascular	2,162	2,236	4,398	2,114	6,512	1,972	8,484	1,991	958	2,949	243	3,192			(89)%	(51)%	(1)%	—
Virology	997	1,075	2,072	1,080	3,152	1,158	4,310	1,077	1,165	2,242	1,089	3,331			1%	6%	(4)%	(3)%
Oncology	466	591	1,057	629	1,686	684	2,370	679	707	1,386	728	2,114			16%	25%	(3)%	(3)%
Neuroscience	631	714	1,345	698	2,043	742	2,785	627	716	1,343	680	2,023			(3)%	(1)%	(3)%	(2)%
Immunoscience	199	230	429	233	662	258	920	255	292	547	311	858			33%	30%	(4)%	(2)%
Metabolics	107	139	246	158	404	181	585	194	206	400	299	699			89%	73%	(3)%	(2)%
Other Therapeutic Areas	449	449	898	433	1,331	459	1,790	428	399	827	386	1,213			(11)%	(9)%	(8)%	(6)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, $61M for the three months ended September 30, 2012 and $138M for the nine months ended September 30, 2012.
(d)	Includes Kombiglyze sales of $44M and $116M for the three and nine months ended September 30, 2012 and $21M and $39M for the three and nine months ended September 30, 2011 respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Symlin sales of $13M for the three and nine months ended September 30, 2012.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453	2,591	6,044	1,985	8,029			(43)%	(22)%

Key Products
Plavix	1,641	1,747	3,388	1,672	5,060	1,562	6,622	1,630	701	2,331	41	2,372			(98)%	(53)%	(95)%	(48)%
Avapro/Avalide	160	133	293	121	414	107	521	100	20	120	7	127			(94)%	(69)%	(89)%	(65)%
Abilify (a)	460	517	977	505	1,482	555	2,037	440	530	970	502	1,472			(1)%	(1)%	(1)%	1%
Reyataz	181	189	370	184	554	206	760	187	196	383	194	577			5%	4%	(6)%	(3)%
Sustiva Franchise (b)	215	228	443	222	665	275	940	251	256	507	245	752			10%	13%	(2)%	(1)%
Baraclude	48	51	99	51	150	57	207	55	59	114	61	175			20%	17%	12%	11%
Erbitux	162	167	329	168	497	175	672	173	173	346	166	512			(1)%	3%	N/A	N/A
Sprycel	61	68	129	78	207	87	294	93	90	183	107	290			37%	40%	22%	33%
Yervoy	—	95	95	109	204	118	322	117	121	238	123	361			13%	77%	N/A	N/A
Orencia (c)	138	152	290	154	444	171	615	169	197	366	209	575			36%	30%	N/A	N/A
Nulojix	—	2	2	—	2	1	3	1	2	3	3	6			—	*	N/A	N/A
Onglyza/Kombiglyze (d)	57	80	137	91	228	111	339	118	123	241	127	368			40%	61%	42%	56%
Byetta	—	—	—	—	—	—	—	—	—	—	55	55			N/A	N/A	N/A	N/A
Bydureon	—	—	—	—	—	—	—	—	—	—	20	20			N/A	N/A	N/A	N/A

Mature Products and All Other (e)	127	133	260	122	382	131	513	119	123	242	125	367			2%	(4)%

Total excluding Plavix and Avapro/Avalide	1,449	1,682	3,131	1,684	4,815	1,887	6,702	1,723	1,870	3,593	1,937	5,530			15%	15%

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,832	1,919	3,751	1,826	5,577	1,701	7,278	1,757	751	2,508	74	2,582			(96)%	(54)%
Virology	446	470	916	457	1,373	540	1,913	494	512	1,006	502	1,508			10%	10%
Oncology	249	356	605	377	982	409	1,391	407	409	816	418	1,234			11%	26%
Neuroscience	460	518	978	506	1,484	554	2,038	440	530	970	502	1,472			(1)%	(1)%
Immunoscience	138	154	292	154	446	171	617	170	199	369	211	580			37%	30%
Metabolics	64	84	148	98	246	116	362	123	127	250	219	469			*	91%

Other Therapeutic Areas	61	61	122	59	181	65	246	62	63	125	59	184			—	2%

*	In excess of +/- 100%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, federal facilities including Veterans Administration hospitals, and long-term care, among others. The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit. As of December 31, 2011, SPRYCEL demand is based upon information from the Next-Generation Prescription Service (NGPS) version 2.0 of the National Prescription Audit provided by the IMS Health (IMS). The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2012		2011		% Change
	3rd Qtr	9 Months	3rd Qtr	9 Months	Qtr vs. Qtr	YTD vs. YTD

Abilify Net Sales As Reported	502	1,472	505	1,482	(1)%	(1)%
Contractual share change from 53.5% to 51.5%	19	57	20	58	N/A	N/A

Abilify Net Sales - Adjusted	521	1,529	525	1,540	(1)%	(1)%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, and $58 and $133M for the three and nine months ended September 30, 2012, respectively.
(d)	Includes Kombiglyze sales of $42M and $112M for the three and nine months ended September 30, 2012 and $20M and $38M for the three and nine months ended September 30, 2011 respectively.
(e)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets. Includes Symlin sales of $13M for the nine months ended September 30, 2012.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,761	1,872	3,633	1,868	5,501	1,898	7,399	1,798	1,852	3,650	1,751	5,401			(6)%	(2)%	(7)%	(5)%

Key Products
Plavix	121	118	239	116	355	110	465	63	40	103	23	126			(80)%	(65)%	—	(2)%
Avapro/Avalide	130	118	248	95	343	88	431	107	97	204	88	292			(7)%	(15)%	(4)%	(3)%
Eliquis	—	—	—	—	—	—	—	—	1	1	—	1			N/A	N/A	N/A	N/A
Abilify (a)	164	189	353	186	539	182	721	181	181	362	174	536			(6)%	(1)%	(9)%	(9)%
Reyataz	185	207	392	207	599	210	809	171	210	381	169	550			(18)%	(8)%	(7)%	(7)%
Sustiva Franchise (b)	128	143	271	137	408	137	545	135	132	267	125	392			(9)%	(4)%	(9)%	(7)%
Baraclude	227	241	468	260	728	261	989	270	298	568	285	853			10%	17%	(4)%	(3)%
Erbitux	3	6	9	4	13	6	19	6	6	12	7	19			75%	46%	(2)%	(2)%
Sprycel	111	125	236	133	369	140	509	138	154	292	156	448			17%	21%	(10)%	(8)%
Yervoy	—	—	—	12	12	26	38	37	41	78	56	134			*	*	*	*
Orencia	61	76	137	79	216	86	302	85	93	178	98	276			24%	28%	(9)%	(6)%
Nulojix	—	—	—	—	—	—	—	—	1	1	—	1			N/A	N/A	N/A	N/A
Onglyza/Kombiglyze	24	32	56	36	92	42	134	43	49	92	51	143			42%	55%	(9)%	(12)%

Mature Products and All Other (c)	607	617	1,224	603	1,827	610	2,437	562	549	1,111	519	1,630			(14)%	(11)%	(5)%	(4)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Net Sales by Therapeutic Area:
Cardiovascular	330	317	647	288	935	271	1,206	234	207	441	169	610			(41)%	(35)%	(3)%	(3)%
Virology	551	605	1,156	623	1,779	618	2,397	583	653	1,236	587	1,823			(6)%	2%	(7)%	(6)%
Oncology	217	235	452	252	704	275	979	272	298	570	310	880			23%	25%	(9)%	(6)%
Neuroscience	171	196	367	192	559	188	747	187	186	373	178	551			(7)%	(1)%	(9)%	(8)%
Immunoscience	61	76	137	79	216	87	303	85	93	178	100	278			27%	29%	(7)%	(6)%
Metabolics	43	55	98	60	158	65	223	71	79	150	80	230			33%	46%	(7)%	(5)%
Other Therapeutic Areas	388	388	776	374	1,150	394	1,544	366	336	702	327	1,029			(13)%	(11)%	(7)%	(4)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2011							2012
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year

Gross Profit	$3,668	$3,953	$7,621	$3,938	$11,559	$4,087	$15,646	$3,948	$3,198	$7,146	$2,749	$9,895
Specified items (a)	23	18	41	19	60	15	75	—	147	147	54	201
Gross profit excluding specified items	3,691	3,971	7,662	3,957	11,619	4,102	15,721	3,948	3,345	7,293	2,803	10,096

Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006	1,071	3,077
Specified items (a)	(4)	(10)	(14)	(5)	(19)	(10)	(29)	(8)	(5)	(13)	(70)	(83)
Marketing, selling and administrative excluding specified items	924	1,030	1,954	1,014	2,968	1,206	4,174	994	999	1,993	1,001	2,994

Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871	951	2,822
Specified items (a)	(103)	(50)	(153)	(82)	(235)	—	(235)	(58)	(45)	(103)	(48)	(151)
Research and development excluding specified items	832	873	1,705	891	2,596	1,008	3,604	851	917	1,768	903	2,671

Other (income)/expense	(138)	(31)	(169)	(26)	(195)	26	(169)	23	(18)	5	(50)	(45)
Specified items (a)	76	—	76	2	78	(68)	10	(69)	(23)	(92)	(37)	(129)
Other (income)/expense excluding specified items	(62)	(31)	(93)	(24)	(117)	(42)	(159)	(46)	(41)	(87)	(87)	(174)

Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%	43.4%	13.7%
Specified items (a)	3.4%	0.9%	2.1%	0.4%	1.5%	2.1%	1.6%	(0.2)%	1.6%	0.3%	(22.9)%	11.3%
Effective Tax Rate excluding specified items	26.0%	27.9%	26.9%	26.4%	26.7%	24.9%	26.3%	26.7%	25.3%	26.1%	20.5%	25.0%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2011							2012
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$23	$18	$41	$19	$60	$15	$75	$—	$147	$147	$—	$147
Amortization of acquired Amylin intangible assets	—	—	—	—	—	—	—	—	—	—	91	91
Amortization of Amylin collaboration proceeds	—	—	—	—	—	—	—	—	—	—	(46)	(46)
Amortization of Amylin inventory adjustment	—	—	—	—	—	—	—	—	—	—	9	9

Cost of products sold	$23	$18	$41	19	60	$15	$75	—	147	147	54	201

Stock compensation from accelerated vesting of Amylin awards	—	—	—	—	—	—	—	—	—	—	67	67
Process standardization implementation costs	4	10	14	5	19	10	29	8	5	13	3	16

Marketing, selling and administrative	4	10	14	5	19	10	29	8	5	13	70	83

Stock compensation from accelerated vesting of Amylin awards	—	—	—	—	—	—	—	—	—	—	27	27
Upfront, milestone and other licensing payments	88	50	138	69	207	—	207	—	—	—	21	21
IPRD impairment	15	—	15	13	28	—	28	58	45	103	—	103

Research and development	103	50	153	82	235	—	235	58	45	103	48	151

Impairment charge for BMS-986094 intangible asset	—	—	—	—	—	—	—	—	—	—	1,830	1,830

Provision for restructuring	44	40	84	8	92	24	116	22	20	42	29	71

Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)	—	(172)	50	(122)

Gain on sale of product lines, businesses and assets	—	—	—	(12)	(12)	—	(12)	—	—	—	—	—
Pension curtailments and settlements	—	—	—	—	—	13	13	—	—	—	—	—
Acquisition related expenses	—	—	—	—	—	—	—	12	1	13	29	42
Litigation charges/(recoveries)	(102)	—	(102)	—	(102)	80	(22)	—	22	22	—	22
Product liability charges	26	—	26	10	36	(5)	31	—	—	—	—	—
Out-licensed intangible asset impairment	—	—	—	—	—	—	—	38	—	38	—	38
Loss on debt repurchase	—	—	—	—	—	—	—	19	—	19	8	27
Upfront, milestone and other licensing receipts	—	—	—	—	—	(20)	(20)	—	—	—	—	—

Other (income)/expense	(76)	—	(76)	(2)	(78)	68	(10)	69	23	92	37	129

Increase/(Decrease) to pretax income	98	118	216	$112	$328	117	445	(15)	240	225	$2,118	$2,343

Income tax on items above	(28)	(34)	(62)	(37)	(99)	(37)	(136)	8	(77)	(69)	(722)	(791)
Specified tax benefit*	(56)	(15)	(71)	—	(71)	(26)	(97)	—	—	—	—	—

Income taxes	(84)	(49)	(133)	(37)	(170)	(63)	(233)	8	(77)	(69)	(722)	(791)

Increase/(Decrease) to net earnings	$14	$69	$83	$75	$158	$54	$212	($7)	$163	156	$1,396	$1,552

*	The 2011 specified tax benefit relates to releases of tax reserves that were specified in prior periods.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Cash and cash equivalents	$3,405	$3,665	$4,471	$5,776	$2,307	$2,801	$1,503
Marketable securities - current	3,388	4,005	3,722	2,957	2,722	2,236	1,427
Marketable securities - long term	3,065	2,734	2,819	2,909	3,585	3,732	3,698

Cash, cash equivalents and marketable securities	9,858	10,404	11,012	11,642	8,614	8,769	6,628

Short-term borrowings and current portion of long-term debt	135	187	182	115	145	236	751
Long-term debt	5,276	5,332	5,437	5,376	5,270	5,209	6,608

Net cash/(debt) position	$4,447	$4,885	$5,393	$6,151	$3,199	$3,324	$(731)

BRISTOL-MYERS SQUIBB COMPANY

2012 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2012
Projected Diluted Earnings Attributable to Shareholders per Common Share – GAAP	$0.95 to $1.05
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.05
Upfront, milestone and other	0.01
Amortization of Amylin intangible assets and collaboration proceeds	0.04
Amylin Acquisition expenses	0.07
Impairment charges	0.81
Litigation and product liability	(0.03)

Total	0.95

Projected Diluted Earnings Attributable to Shareholders per Common Share – Non-GAAP	$1.90 to $2.00

Gross margin as a percentage of sales on a GAAP and non-GAAP basis for the three months ended September 30, 2012 was 73.6% and 75.0%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2012 to improve approximately 100 basis points compared to 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See “– Reconciliation of GAAP and NON-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact”.

Research and development expenses on a GAAP basis for the three months ended September 30, 2012 were $951 million, which included specified items of $48 million. On a non-GAAP basis, for the three months ended September 30, 2012 research and development expenses were $903 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2012 to increase in the low single digit range compared to 2011. It is estimated that 30% to 40% of the research and development expenses in 2012 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended September 30, 2012 were $1.1 billion, which included specified items of $70 million. On a non-GAAP basis, for the three months ended September 30, 2012 marketing, selling and administrative expenses were $1.0 billion. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2012 to decrease in the low-single digit range compared to 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The effective tax benefit rate on a GAAP basis for the three months ended September 30, 2012 was 43.4%, which included specified tax benefit of $722 million, and had a (22.9)% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the three months ended September 30, 2012 the effective tax rate was 20.5%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 23%, which assumes the extension of the R&D tax credit for the full year 2012. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The GAAP financial results for the full year 2012 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments, net amortization of Amylin intangible assets and deferred revenue, acquisitions costs and significant legal proceedings. The GAAP financial results for the full year 2012 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Third Quarter 2012 Financial Results, October 24, 2012 including “2012 Financial Guidance” and “Use of Non-GAAP Financial Information” therein.